UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

PRECIGEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of principal executive offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information under Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with its R&D call on November 4th, 2021, Precigen, Inc. (the “Company”) hereby furnishes the following update with respect to its Third Quarter and First Nine Months of 2021 Cash Balance and Cash Used in Operating Activities:

•	Cash, cash equivalents, short-term and long-term investments totaled $181.3 million (unaudited) as of September 30, 2021; and

•	Net cash used in operating activities was $41.2 million (unaudited) for the nine months ended September 30, 2021 compared to $60.6 million (unaudited) during the nine months ended September 30, 2020.

The Company plans on filing its September 30, 2021 quarterly report on Form 10-Q on or about November 8, 2021.

The information set forth above is preliminary and unaudited and reflects preliminary financial information as of and for the nine months ended September 30, 2021. In preparing this information, our actual results for the nine months ended September 30, 2021 have not yet been finalized by management or reviewed by the Company’s independent auditors. The foregoing results are also not a comprehensive statement of financial results as of and for the nine months ended September 30, 2021. Subsequent information or events may lead to material differences between the foregoing preliminary financial information and those reported in the Company’s subsequent SEC filings. Accordingly, investors should not place undue reliance on this preliminary financial information.

Attached as Exhibit 99.1 is a copy of a press release of the Company, dated November 4, 2021, providing an overview of certain research and development updates that the Company intends to present during a its R&D call.

This information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Precigen, Inc., dated November 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precigen, Inc.

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: November 4, 2021